UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):
April 30, 2020
TEGNA INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 2000, Tysons, Virginia		22102-5151
(Address of principal executive offices)		(Zip Code)

(703) 873-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 of this Current Report on Form 8-K, on April 30, 2020, the shareholders of TEGNA Inc. (the “Company”) approved the TEGNA Inc. 2020 Omnibus Incentive Compensation Plan (the “Plan”) at the Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”). The material terms of the Plan are described in Proposal 4 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2020 (the “Proxy Statement”), which descriptions are incorporated by reference herein. The description of the Plan in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan, a copy of which was filed as Appendix B to the Proxy Statement and is incorporated by reference herein. The Plan had previously been approved by the Company’s Board of Directors and became effective immediately upon approval of the Company’s shareholders.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 30, 2020, the Company held the Annual Meeting. Set forth below are each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting, and the certified voting results reported by the independent inspector of elections, First Coast Results, Inc. (“First Coast”).

As of the close of business on March 20, 2020, the record date for the Annual Meeting, 218,352,668 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”) were outstanding and entitled to vote. Based on the tabulation of the voting results from First Coast, 197,110,490 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 90.27 percent of the shares of Common Stock entitled to be voted.

The tabulation of the voting results from First Coast for the matters submitted to a vote at the Annual Meeting is as follows:

(1)	Election of Directors
The Company’s Nominees
Nominee	For	Withheld
Gina L. Bianchini	163,976,551	28,256,236
Howard D. Elias	107,114,316	755,729
Stuart J. Epstein	163,693,509	28,539,278
Lidia Fonseca	163,592,251	28,640,536
Karen H. Grimes	163,950,596	28,282,191
David T. Lougee	163,940,277	28,292,510
Scott K. McCune	107,131,947	738,098
Henry W. McGee	163,959,631	28,273,156
Susan Ness	163,950,910	28,281,877
Bruce P. Nolop	107,708,674	161,371
Neal Shapiro	107,726,363	143,682
Melinda C. Witmer	163,619,470	28,613,317

Standard General L.P.’s Nominees
Nominee	For	Withheld
Colleen B. Brown	83,960,918	419,248
Ellen McClain Haime	62,404,347	21,975,819
Soohyung Kim	62,806,007	21,574,159
Deborah McDermott	62,989,122	21,391,044
(2)	Ratification of Appointment of Independent Registered Public Accounting Firm
Votes For	Votes Against	Abstentions
196,427,646	455,053	227,791

(3)	Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers
Votes For	Votes Against	Abstentions	Broker Non-Votes
152,992,328	38,716,961	1,112,041	4,289,160

(4)	Approval of the TEGNA Inc. 2020 Omnibus Incentive Compensation Plan
Votes For	Votes Against	Abstentions	Broker Non-Votes
151,931,610	39,985,566	904,154	4,289,160

Item 8.01.	Other Events.

On April 30, 2020, the Company issued a press release confirming the election of its directors at the Annual Meeting based on a preliminary vote count. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	TEGNA Inc. 2020 Omnibus Incentive Compensation Plan (incorporated herein by reference to Appendix B to the TEGNA Inc. Definitive Proxy Statement on Schedule 14A filed on March 25, 2020).

99.1	Press Release of TEGNA Inc., dated April 30, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA Inc.

Date: May 6, 2020	By:	/s/ Akin S. Harrison
Akin S. Harrison
Senior Vice President, General Counsel and Secretary